                                                                   EXHIBIT 99.5

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR
                           TENDER OF ALL OUTSTANDING
                         9 5/8% SENIOR NOTES DUE 2008
                              IN EXCHANGE FOR NEW
                         9 5/8% SENIOR NOTES DUE 2008

                                      OF

                         GLOBAL CROSSING HOLDINGS LTD.

  Registered holders of outstanding 9 5/8% Senior Notes due 2008 (the "Restricted Notes") who wish to tender their Restricted Notes in exchange for a like principal amount of new 9 5/8% Senior Notes due 2008 (the "Exchange Notes") and whose Restricted Notes are not immediately available or who cannot deliver their Restricted Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to United States Trust Company of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                    UNITED STATES TRUST COMPANY OF NEW YORK

  By Registered or           By Hand Delivery       By Overnight Courier and By
   Certified Mail:          (before 4:30 p.m.):     Hand after 4:30 p.m. on the
                                                          Expiration Date:


   United States Trust        United States Trust        United States Trust
       Company of                 Company of                 Company of
        New York                   New York                   New York
P.O. Box 843 Cooper Station      111 Broadway         770 Broadway, 13th Floor
 New York, New York 10276   New York, New York 10006  New York, New York 10003
  Attn: Corporate Trust   Attn.: Lower Level Corporate  Attn: Corporate Trust
        Services                 Trust Window                Operations

                                 By Facsimile:
                                (212) 780-0592


                          Attn: Customer Service

                             Confirm by telephone:
                                (800) 548-6565

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

  The undersigned hereby tenders to the Exchange Agent the principal amount of Restricted Notes indicated below, upon the terms and subject to the conditions
contained in the Prospectus dated       , 1998 of Global Crossing Holdings
Ltd. (the "Prospectus"), receipt of which is hereby acknowledged.

                      DESCRIPTION OF SECURITIES TENDERED

                                 NAME AND ADDRESS OF    CERTIFICATE NUMBER(S)
                               REGISTERED HOLDER AS IT   OF RESTRICTED NOTES
                              APPEARS ON THE RESTRICTED TENDERED (OR ACCOUNT   PRINCIPAL AMOUNT
                                        NOTES           NUMBER AT BOOK-ENTRY  OF RESTRICTED NOTES
  NAME OF TENDERING HOLDER         (PLEASE PRINT)             FACILITY)            TENDERED
  ------------------------    ------------------------- --------------------- -------------------
----------------------------   ---------------------      ----------------     ----------------
----------------------------   ---------------------      ----------------     ----------------
----------------------------   ---------------------      ----------------     ----------------
----------------------------   ---------------------      ----------------     ----------------
----------------------------   ---------------------      ----------------     ----------------

                                   SIGN HERE
Name of Registered or Acting Holder: __________________________________________
Signature(s): _________________________________________________________________
Name(s) (please print): _______________________________________________________
Address: ______________________________________________________________________
     ________________________________________________________________________
Telephone Number: _____________________________________________________________
Date: _________________________________________________________________________

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

                             GUARANTEE OF DELIVERY

                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Restricted Notes (or a confirmation of book-entry transfer of such Restricted Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three business days after the Expiration Date (as defined in the Prospectus and the Letter of Transmittal).

Name of Firm: _______________________     _____________________________________
                                          (Authorized Signature)
Address: ____________________________
                                          Title: ______________________________
_____________________________________
                           (Zip Code)     Name: _______________________________
Area Code and Telephone No.:                      (Please type or print)

_____________________________________     Date: _______________________________

  NOTE: DO NOT SEND RESTRICTED NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. RESTRICTED NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.